SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 19, 2004

                                  Bluefly, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                            001-14498             13-3612110
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(State or other jurisdiction     (Commission File         (IRS Employer
of incorporation)                    Number)              Identification Number)

42 West 39th Street, New York, New York                   10018
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(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000

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         (Former name or former address, if changed since last report.)

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ITEM 7. FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits

99.1    Press release issued by Bluefly, Inc. on February 19, 2004.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 19, 2004, Bluefly, Inc. (the "Company") issued a press release, announcing its financial results for the quarter and year ended December 31, 2004. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of such press release.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLUEFLY, INC.
                                        (Registrant)

Date: February 19, 2004
                                        By: /s/ Patrick C. Barry
                                            ------------------------------------
                                        Name:  Patrick C. Barry
                                        Title: Chief Operating Officer and Chief
                                               Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.
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99.1    Press release issued by the Company on February 19, 2004.